UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2017

SKECHERS U.S.A., INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14429	95-4376145
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

228 Manhattan Beach Boulevard, Manhattan Beach, California		90266
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 318-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2017, Skechers U.S.A., Inc. (the "Company") announced that John Vandemore is appointed Chief Financial Officer of the Company. This expansion of the Company’s executive team will allow David Weinberg—who had been filling both the Chief Financial Officer and Chief Operating Officer roles—to cease serving as Chief Financial Officer and principal accounting officer and focus more attention on the Company’s operations as Chief Operating Officer in support of its continued growth around the globe. Mr. Vandemore will report directly to Mr. Weinberg and assume his new positions as Chief Financial Officer and principal accounting officer effective November 28, 2017.

Prior to joining the Company, Mr. Vandemore, age 44, served as Executive Vice President and Division Chief Financial Officer of Global Brands & Commercial at Mattel, Inc. from September 2015 until October 2017. Prior to that he was the Chief Financial Officer and Treasurer of International Game Technology Plc., a worldwide computerized gaming machine manufacturer, from February 2012 until April 2015. Previously, he held roles at The Walt Disney Company, including as Vice President and Chief Financial Officer of Walt Disney Imagineering. Mr. Vandemore currently sits on the Board of Directors of Inspired Entertainment, Inc., a publicly traded online and machine gaming supplier.

Mr. Vandemore will receive an annual base salary of $750,000. He will be eligible for a cash incentive award equal to 0.1% of the increase in the Company’s total sales volume for 2018 over 2017, beginning with the first quarter of 2018. Mr. Vandemore will also be eligible to receive 60,000 shares of restricted stock effective November 28, 2017, vesting over four years with the first 25% of the shares vesting on March 1, 2019 and every year thereafter, subject to continued service.

On November 15, 2017, the Company issued a press regarding the appointment of Mr. Vandemore as the Company’s Chief Financial Officer, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description
----------- -----------
99.1 Press release dated November 15, 2017.

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 15, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKECHERS U.S.A., INC.

November 15, 2017	By:	Philip G. Paccione

Name: Philip G. Paccione
Title: Corporate Secretary

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